UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2022

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On July 20, 2022, Farmers National Banc Corp. (the “Company”) and Emclaire Financial Corp. (“Emclaire”) issued a joint press release announcing that at Emclaire’s special meeting of its shareholders on July 20, 2022, Emclaire’s shareholders voted to approve the Agreement and Plan of Merger, dated as of March 23, 2022 (the “Merger Agreement”), by and among the Company, FMNB Merger Subsidiary V, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), and Emclaire, providing for the merger (the “Merger”) of Emclaire with and into Merger Sub. The Merger remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Safe Harbor Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not statements of historical fact, but rather statements based on the Company’s current expectations, beliefs and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, its intended results and future performance, the economy and other future conditions. Forward-looking statements are preceded by terms such as “will,” “would,” “should,” “could,” “may,” “expect,” “estimate,” “believe,” “anticipate,” “intend,” “plan” “project,” or variations of these words, or similar expressions.

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Numerous uncertainties, risks, and changes could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because required regulatory approvals or other conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; the Company’s failure to integrate Emclaire and Emlenton Bank in accordance with expectations; deviations from performance expectations related to Emclaire and Emlenton Bank; diversion of management’s attention on the proposed transaction; general economic conditions in markets where the Company conducts business, which could materially impact credit quality trends; effects of the COVID-19 pandemic on the local, national, and international economy, the Company’s organization and employees, and the Company’s customers and suppliers and their business operations and financial condition, including the Company’s customers’ ability to repay loans; disruptions in the mortgage and lending markets and significant or unexpected fluctuations in interest rates related to COVID-19 and governmental responses, including financial stimulus packages; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where the Company conducts business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in the Company’s filings with the SEC including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q. Such reports are available on the SEC’s website at www.sec.gov and on the Company’s website at https://www.farmersbankgroup.com under the “Investor Relations” section.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on the Company’s behalf. Forward-looking statements speak only as of the date made, and the Company assumes no duty and does not undertake to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Joint Press Release dated July 20, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: July 20, 2022